FIST1 P-3
                         SUPPLEMENT DATED APRIL 6, 2007
                     TO THE PROSPECTUS DATED MARCH 1, 2007
                                       OF
                       FRANKLIN INVESTORS SECURITIES TRUST
                            (Franklin Balanced Fund,
                    Franklin Convertible Securities Fund, .
                          Franklin Equity Income Fund,
         Franklin Limited Maturity U.S. Government Securities Fund, and
                           Franklin Real Return Fund)

The prospectus is amended as follows:

I. For the Franklin Convertible Securities Fund, the portfolio manager line- up in the "Management" section on page 28 is replaced with the following:

 ALAN E. MUSCHOTT CFA, Vice President of Advisers
 Mr. Muschott has been a manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1998.

 MARK L. CONSTANT, Portfolio Manager of Advisers
 Mr. Constant has been a manager of the Fund since 2006 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2006. Previously he was a senior vice president and senior equity research analyst at Lehman Brothers.

 EDWARD D. PERKS CFA, Senior Vice President of Advisers
 Mr. Perks has been a manager of the Fund since 1998, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

               Please keep this supplement for future reference